Exhibit 23.1







                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-07415) of Boddie-Noell Properties, Inc. and in the related Prospectus of our report dated January 9, 1997, with respect to the financial statements and schedule of Boddie-Noell Properties, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1996.




                                                     /s/ Ernst & Young LLP

                                                     Ernst & Young LLP

Charlotte, North Carolina
March 26, 1997
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